

New Jersey Resources

RELIABLE
AFFORDABLE
CLEAN

First Quarter 2019 Update
February 6, 2019

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. NJR cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR's ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as "anticipates," "estimates," "expects," "projects," "may," "will," "intends," "plans," "believes," "should" and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management's current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management's expectations, assumptions and beliefs or that the effect of future developments on NJR will be those anticipated by management. Forward-looking statements in this release include, but are not limited to, certain statements regarding NJR's NFE guidance for fiscal 2019, forecasted contribution of business segments to fiscal 2019 NFE and beyond, future NJNG customer and utility gross margin growth, future NJR capital expenditures, infrastructure investments, Clean Energy Ventures' ITC-eligible projects and demand for residential solar, earnings and dividend growth, as well as the ability to close and successfully implement the Adelphia Gateway acquisition, and construct the SRL and PennEast Pipeline projects.

The factors that could cause actual results to differ materially from NJR's expectations include, but are not limited to, risks associated with our investments in clean energy projects, including the availability of regulatory and tax incentives, the availability of viable projects, our eligibility for ITCs, the future market for SRECs and electricity prices, and operational risks related to projects in service; the ability to obtain governmental and regulatory approvals, land-use rights, electric grid connection (in the case of clean energy projects) and/or financing for the construction, development and operation of our unregulated energy investments, pipeline transportation systems and NJNG and Midstream infrastructure projects, including NJ RISE, SRL, PennEast and Adelphia Gateway, in a timely manner; risks associated with acquisitions and the related integration of acquired assets with our current operations, including our planned Adelphia Gateway acquisition; volatility of natural gas and other commodity prices and their impact on NJNG customer usage, NJNG's BGSS incentive programs, our Energy Services segment operations and our risk management efforts; the ability to comply with current and future regulatory requirements; the level and rate at which NJNG's costs and expenses are incurred and the extent to which they are approved for recovery from customers through the regulatory process, including through future base rate case filings; the impact of a disallowance of recovery of environmental-related expenditures and other regulatory changes; the performance of our subsidiaries; operating risks incidental to handling, storing, transporting and providing customers with natural gas; access to adequate supplies of natural gas and dependence on third-party storage and transportation facilities for natural gas supply; the regulatory and pricing policies of federal and state regulatory agencies; timing of qualifying for ITCs due to delays or failures to complete planned solar projects and the resulting effect on our effective tax rate and earnings; the results of legal or administrative proceedings with respect to claims, rates, environmental issues, natural gas cost prudence reviews and other matters; changes in rating agency requirements and/or credit ratings and their effect on availability and cost of capital to our company; risks related to cyberattack or failure of information technology systems; the impact of volatility in the equity and credit markets on our access to capital; the impact to the asset values and resulting higher costs and funding obligations of our pension and post-employment benefit plans as a result of potential downturns in the financial markets, lower discount rates, revised actuarial assumptions or impacts associated with the Patient Protection and Affordable Care Act; commercial and wholesale credit risks, including the availability of creditworthy customers and counterparties, and liquidity in the wholesale energy trading market; accounting effects and other risks associated with hedging activities and use of derivatives contracts; the ability to optimize our physical assets; weather and economic conditions; changes to tax laws and regulations; any potential need to record a valuation allowance for our deferred tax assets; the ability to comply with debt covenants; demographic changes in NJR's service territory and their effect on NJR's customer growth; the impact of natural disasters, terrorist activities and other extreme events on our operations and customers; the costs of compliance with present and future environmental laws, including potential climate change-related legislation; environmental-related and other uncertainties related to litigation or administrative proceedings; risks related to our employee workforce; and risks associated with the management of our joint ventures and partnerships, and investment in a master limited partnership. The aforementioned factors are detailed in the "Risk Factors" sections of our Form 10-K that we filed with the Securities and Exchange Commission (SEC) on November 20, 2018, which is available on the SEC's Web site at sec.gov. Information included in this release is representative as of today only, and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

Forward-Looking Statements

This presentation includes the non-GAAP measures, NFE and utility gross margin. As an indicator of the Company's operating performance, these measures should not be considered an alternative to, or more meaningful than, GAAP measures, such as cash flows, net income, operating income or earnings per share.

NFE excludes unrealized gains or losses on derivative instruments related to the Company's unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at Energy Services, net of applicable tax adjustments, as described below. Volatility associated with the change in value of these financial and physical commodity contracts is reported in the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently as opposed to when the planned transaction ultimately is settled. An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to CEV, as such adjustment is related to tax credits generated by CEV.

NJNG's utility gross margin represents the results of revenues less natural gas costs, sales and other taxes and regulatory rider expenses, which are key components of the company's operations that move in relation to each other. Natural gas costs, sales and other taxes and regulatory rider expense are passed through to customers and therefore, have no effect on gross margin.

Management uses NFE and utility gross margin as supplemental measures to other GAAP results to provide a more complete understanding of the Company's performance. Management believes these non-GAAP measures are more reflective of the Company's business model, provide transparency to investors and enable period-to-period comparability of financial performance. In providing fiscal 2019 earnings guidance, management is aware that there could be differences between reported GAAP earnings and NFE due to matters such as, but not limited to, the positions of our energy-related derivatives. Management is not able to reasonably estimate the aggregate impact of these items on reported earnings and therefore is not able to provide a reconciliation to the corresponding GAAP equivalent for its operating earnings guidance without unreasonable efforts. For a full discussion of our non-GAAP financial measures, please see NJR's most recent Form 10-K, Item 7. This information has been provided pursuant to the requirements of SEC Regulation G.

NJR Strategic Outlook

Ensure safe and reliable service to customers

Provide growth through investments in regulated and non-regulated infrastructure projects

Deliver superior performance to customers and shareowners



Safety and Reliability

- SAFE II
- NJ RISE
- Southern Reliability Link



Infrastructure Investments

- Southern Reliability Link
- PennEast
- Adelphia Gateway



Clean Energy

- Commercial Solar
- Residential Solar



Superior Return

- Strong, Consistent Shareholder Return
- Reliable Dividend Growth

Fiscal First Quarter 2019 Highlights



Superior Return

- Net financial earnings (NFE) per share of $0.61 compared to $1.56 last year*
- Affirmed fiscal 2019 NFE guidance of $1.95 - $2.05 per share



Infrastructure Investments

- Began construction on the Southern Reliability Link
- Added 2,934 new customers – residential new construction market continues to drive growth



Safety and Reliability

- Adelphia Gateway received Environmental Assessment
- PennEast received approval to conduct remaining surveys



Clean Energy

- Placed two commercial solar projects into service
- Increased SREC hedge volumes for fiscal 2019 - 2021

** A reconciliation from NFE to net income can be found in the Appendix on **Slide 20.***

Guidance Range for Fiscal 2019E of $1.95 - $2.05

Projected Sources of NFE for Fiscal 2019


Midstream
5-15%
NJR Energy
Services
5-15%
NJR Home
Services/ Other
0-2%
New Jersey
Natural Gas
45-50%
NJR Clean Energy
Ventures
25-35%

Projected Sources of NFE for Fiscal 2020 and Beyond


Midstream
10-25%
NJR Home
Services/ Other
0-2%
NJR Energy
Services
5-15%
New Jersey
Natural Gas
50-60%
NJR Clean
Energy
Ventures
10-20%

Clean Energy Ventures (CEV) contribution returns to a normalized range in fiscal 2020 and beyond

Changes in Net Financial Earnings – FY 1Q19



Three Months Ended December 31, 2018
$150.0
$100.0
$50.0
$0.0
Millions
$135.3
-$2.4
Lower BGSS Incentives and Higher O&M Expenses
-$13.9
2017 Tax Act
-$61.0
2017 Tax Act
-$11.9
Lack of sustained volatility
$8.0
2017 Tax Act
$54.1
December 31, 2017
NJNG
Midstream
CEV
Energy Services
HS/Other
December 31, 2018

Tetco M-3 Daily Prices vs. Degree Days



$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
60
50
40
30
20
10
0
15-Dec
16-Dec
17-Dec
18-Dec
19-Dec
20-Dec
21-Dec
22-Dec
23-Dec
24-Dec
25-Dec
26-Dec
27-Dec
28-Dec
29-Dec
30-Dec
31-Dec
Fiscal 2018 Tetco M3 Prices
Fiscal 2019 Tetco M3 Prices
Fiscal 2018 Degrees Days
Fiscal 2019 Degree Days

SREC Hedging Strategy Stabilizes Revenue


350
300
250
200
150
100
50
0
Thousands of SRECs
278
257
311
310
313
203
EY19
EY20
EY21
Hedged
Unhedged Operational and Under Construction

	EY19	EY20	EY21
Pct. Hedged:	92%	100%	65%
Average Price:	$192	$196	$192
Current Price (EY):	$230	$227	$198

As of December 31, 2018; Source: InterContinental Exchange

NJNG Capital Investment – December 31, 2018

	CAPITAL INVESTMENT ($MM)		
	1Q	2019E	STATUS
NJNG			
Customer Growth	$9.4	$42.0	Added 2,934 new customers in FY1Q19 and on target to add 9,667 annually for FY2019
Maintenance	20.0	68.6	Capital spending on track to enhance system safety and reliability
Cost of Removal/Other	10.9	140.3	Capital spending on track to take replaced/retired pipe out of service
SAFE II	11.2	38.1	Replaced 12 miles of unprotected steel pipe; program will replace 276 miles by fiscal year-end 2021
NJ RISE	4.9	31.7	Continued to install distribution main to improve service resiliency into the southern portion of the Seaside Barrier Island
Southern Reliability Link	3.3	154.5	Expected in service date of early 2020
Total NJNG	$59.7	$475.2	

CEV & Midstream Capital Investment – December 31, 2018

	CAPITAL INVESTMENT ($MM)		
	1Q	2019E	STATUS
CEV*			
Residential Solar	$4.9	$30.2	Added 166 new customers during fiscal 1Q19; now serve over 7,400 customers
Commercial Solar	47.2	138.5	Placed two commercial solar projects into service during fiscal 1Q19, totaling 19.2 MW of capacity
Total CEV	$52.1	$168.7	
Midstream			
PennEast	$0.0	5.1	Received favorable ruling allowing PennEast to conduct required surveys, which are currently underway
Adelphia Gateway	1.5	275.1	Received Environmental Assessment from FERC; recommendation that there is no significant environmental impact
Total Midstream	$1.5	$280.2	

** Spending based on projects placed into service and eligible for ITC*

NJR Sources and Uses of Capital


2019E
2020E
2021E
$1,000
$800
$600
$400
$200
$0
Millions
Sources
Uses
Sources
Uses
Sources
Uses
LT Debt/Asset Sales
Equity
CFFO
Capex
Dividends

Capital Plan Supports Infrastructure Investments,
While Maintaining Strong Balance Sheet



New Jersey Resources

RELIABLE
AFFORDABLE
CLEAN

Q&A

New Jersey Resources



RELIABLE
AFFORDABLE
CLEAN

Appendix

Strong NJNG Customer Growth

First Quarter Fiscal 2019

- **2,934** new customers added
  - 2,076 new construction
  - 858 conversions

2019 New Customer Additions Forecast


65%
35%
New Construction
Conversions

New Customer Additions


Customers
10,000
7,500
5,000
2,500
0
2,637
2,934
9,596
9,667
FY 1Q18
FY 1Q19
FY18A
FY19E*
New Construction
Conversions

28,000 – 30,000 new customers estimated from 2019-2021; 1.8 percent annually

** Based on the midpoint of NJNG FY2019 to FY2021 new customer addition estimates*

Southern Reliability Link (SRL)

Current Status

- Construction began in fiscal 1Q19
- Received an easement from Joint Base McGuire-Dix-Lakehurst in June 2018
- Approvals received from:
  - New Jersey Pinelands Commission
  - New Jersey Department of Environmental Protection
  - New Jersey Board of Public Utilities


Tetco
SRL
NJNG
Transmission
Transco

Project Description and Significance

- 30-mile pipeline designed to improve system integrity and reliability
- Diversifies supply

Jan. 2017
BPU Approval

Mar. 2017
Permit Issued by NJDEP

Sept. 2017
NJ Pinelands Comm. Approval

June 2018
Joint Base Approval

Fiscal 1Q19:
Construction commenced

Early 2020
SRL In Service

PennEast Pipeline Project

Project Description

- 20 percent ownership in 120-mile transmission pipeline to Northeast connecting Marcellus Shale region supply
- Access to the lowest cost supply point in North America; benefits customers and local economies
- Approved by FERC - January 19, 2018



Susquehanna
Tennessee
Wayne
Sullivan
Millennium
Central Hudson
NYSE&G
Con Ed
Auburn
Springville
Wyoming
Lackawanna
UGI
Pike
Transco
Luzerne
Sussex
Passaic
PennEast Pipeline
Carbon
Monroe
Montour
Columbia
Bergen
Warren
Morris
Snyder
Northumberland
Schuylkill
Elizabethtown
Essex
Juniata
Lehigh
Hunterdon
Algonquin
Nat'l Grid
Perry
Texas Eastern
Dauphin
Bucks
PSE&G
Cumberland
Montgomery
Monmouth
NJR
Lancaster
PECO
PGW
York
Burlington
Ocean
Columbia of PA
Delaware
Delmarva
SJI

Current Status and Recent Developments

- On December 14, 2018, the PennEast Pipeline Project received a favorable ruling from the United States District Court for New Jersey granting PennEast access to properties to complete land surveys
- Currently conducting remaining land surveys in New Jersey

Adelphia Gateway Project Update

Project Overview

- Converts existing oil pipeline to natural gas
- Leverages existing infrastructure, brownfield locations and rights of way
- Provides new natural gas supply to constrained markets through increased delivery connections
- Successful open season completed
- Received Environment Assessment from FERC


Northampton
Lehigh
Berks
Montgomery
Bucks
Chester
Delaware
Philadelphia
Camden
Hunterd
Warren
Martins Creek Station
20-inch Mainline
Transco Meter Station
Columbia Gas Meter Station
Quakertown Compressor Station
Quakertown Meter Station
TETCO Meter Station
MP 40.0
Skippack Meter Station
MP 20.0
MP 10.0
Transco Meter Station
PECO Tilghman Meter Station
Delaware/TETCO/ Columbia Meter Stations
Marcus Hook Compressor Station
Monroe Meter Station
Parkway Lateral
Tilghman Lateral
Legend

Fiscal 2Q18: FERC filing for Certificate of Public Convenience and Necessity ✔

Fiscal 3Q18: FERC announced Environmental Assessment ✔

Fiscal 4Q18: Received notice of schedule for Environmental Review from FERC ✔

Fiscal 2019: Receipt of necessary local and regulatory approvals

Fiscal 2019: Project in service

Clean Energy Ventures

Recent Developments

- Two commercial solar projects were placed into service
  - Located in Franklin Township and Springfield Township, N.J.
  - Total of 19.2 megawatts (MW) of capacity
- Six projects expected to be placed into service in fiscal 2019, totaling over 50 MW of capacity
- The Sunlight Advantage® added over 166 new customers in fiscal 1Q19, now serving over 7,400 customers



Total MW in Service



Megawatts
250.0
200.0
150.0
100.0
50.0
0.0
149.7
189.1
231.3
290.0
2016
2017
2018
2019E
Fiscal Year

Fiscal 2019 First Quarter NFE

Net Financial Earnings ($MM) Company	Three Months Ended December 31,		
	2018	2017	Variance
New Jersey Natural Gas	$31.7	$34.1	($2.4)
NJR Midstream	3.7	17.5	(13.8)
Subtotal	35.4	51.6	(16.2)
NJR Clean Energy Ventures	10.2	71.2	(61.0)
NJR Energy Services	8.4	20.3	(11.9)
NJR Home Services/Other	0.1	(7.8)	7.9
Total	**$54.1**	$135.3	($81.2)
Per basic share	**$0.61**	$1.56	($0.95)

Reconciliation of Non-GAAP Measures

A reconciliation of NFE for the three months ended December 31, 2018 and 2017 to net income is provided below:

	Three Months Ended December 31,	
(Thousands)	**2018**	2017
Net income*	**$ 86,248**	$ 123,699
Add:		
Unrealized (gain) loss on derivative instruments and related transactions	**(10,932)**	34,855
Tax effect	**2,583**	(8,059)
Effects of economic hedging related to natural gas inventory	**(21,611)**	(25,387)
Tax effect	**5,136**	8,244
Net income to NFE tax adjustment	**(7,331)**	1,981
Net financial earnings	**$ 54,093**	$ 135,333
Weighted Average Shares Outstanding		
Basic	**88,547**	86,996
Diluted	**88,946**	87,347
Basic earnings per share	**$ 0.97**	$ 1.42
Add:		
Unrealized (gain) loss on derivative instruments and related transactions	**(0.12)**	0.40
Tax effect	**0.03**	(0.09)
Effects of economic hedging related to natural gas inventory	**(0.25)**	(0.29)
Tax effect	**0.06**	0.10
Net income to NFE tax adjustment	**(0.08)**	0.02
Basic net financial earnings per share	**$ 0.61**	$ 1.56

**Results during the first fiscal quarter ended December 31, 2017, included a one-time income tax benefit of $57.6 million, or $0.66 per share, due to the revaluation of deferred taxes resulting from the reduction in the federal corporate tax rate.*

Dividend Growth Rate of 6 – 8 Percent Annually


Dividends Per Share
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
Dividend Per Share
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Payout Ratio
$0.96
$1.02
$1.09
$1.17
6.8% CAGR
2016
2017
2018**
2019
Fiscal Year
Ind. Div Rate
Payout *

** 2019 payout based on midpoint of fiscal 2019 guidance*

*** Includes out-performance of Energy Services and tax reform vs. expectations, lowering payout*

Factors Supporting Future Customer Growth

New Construction

2018 Building Permits Issued[1]



4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
3,901
1,450
1,575
876
NJNG
Monmouth
Ocean
Morris

Residential New Construction[3] = 69,100



2019 - 2021
= 15,870
2022 – Buildout
= 53,230

Conversions

Equivalent Customer Cost[2]



$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$0.89
$2.28
$4.18
$3.93
NJNG
Fuel Oil
Propane
Electricity

Residential Conversions[4] = 101,700



Non Heat,
4,800
On Main,
30,200
Off Main,
38,800
Near Main,
27,900

1. *Source: U.S. Bureau of Census as of September 2018*
2. *Source: U.S. Energy Information Administration; as of December 31, 2018; based on 100,000 comparable BTUs*
3. *Source: A.D. Little as of September 2018 and updated annually by NJNG.*
4. *Source: NJNG as of November 2, 2018 and updated annually.*

SREC Hedging Strategy Stabilizes Income


Hedged
Unhedged Operational and Under Construction
Thousands of SRECs
350
300
250
200
150
100
50
0
296
312
313
296
265
203
FY19
FY20
FY21

	FY19	FY20	FY21
Pct. Hedged:	**100%**	**85%**	**65%**
Average Price:	**$200**	**$191**	**$191**
Current Price:	**$229**	**$217**	**$182**

As of December 31, 2018; Source: InterContinental Exchange (ICE)

NJR Projected Cash Flows

($ millions)	2018A	2019E	2020E	2021E
Cash Flow From Operations	**$398.3**	**$272.7**	**$326.6**	**$391.4**
Uses of Funds				
Capital Expenditures - NJNG/Other	($254.5)	($475.2)	($343.2)	($302.8)
Capital Expenditures - PennEast	(16.2)	(5.1)	(195.0)	(30.0)
Capital Expenditures - CEV	(123.4)	(146.5)	(104.6)	(106.4)
Capital Expenditures - Adelphia	(16.7)	(275.1)	(45.4)	0.0
Dividends	(95.8)	(104.3)	(113.8)	(123.1)
Total Uses of Funds	**($506.6)**	**($1,006.2)**	**($802.0)**	**($562.3)**
Financing Activities				
Common Stock Proceeds, Net	$58.8	$78.0	$113.0	$18.0
Debt Proceeds/Other*	48.7	655.5	362.4	152.9
Total Financing Activities	**$107.5**	**$733.5**	**$475.4**	**$170.9**

As of December 31, 2018

* Includes proceeds from asset sales and PennEast project finance